SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: July 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Ted Novak (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 07/25/02 Prior Payment: 06/25/02 Record Date: 06/28/02 WAC: 7.231494% WAMM: 281 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200207 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 64,532,351.86 3,416,803 00077BBV4 1000.000000000 752.072694261 39.820094522 IA-2 42,000,000.00 0.00 00077BAX1 1000.000000000 0.000000000 0.000000000 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 8,400,5 218,94 00077BAZ6 1000.000000000 475.923918342 12.404282808 IA-5 71,376,367.00 00077BBA0 1000.000000000 0.000000000 0.000000000 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 0.00 00077BBC6 1000.000000000 0.000000000 0.000000000 IA-8 25,960,631.00 19,230,41 1889975.72 00077BBD4 1000.000000000 740.753031773 72.801609483 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 5,835,8 624,84 00077BBF9 1000.000000000 204.765954035 21.924549123 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 14,322,87 998,21 00077BBK8 1000.000000000 283.456192359 19.755064596 IA-X 12,784,321.00 4,296,9 0.00 00077BBL6 1000.000000000 336.108222592 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 344,916.20 61,460,464.91 00077BBV4 0.000000000 4.019721091 716.272320831 IA-2 0.00 0.00 00077BAX1 0.000000000 0.000000000 0.000000000 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 8,181,601 00077BAZ6 0.000000000 0.000000000 463.51963553 IA-5 0.00 0.00 00077BBA0 0.000000000 0.000000000 0.000000000 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 00077BBC6 0.000000000 0.000000000 0.000000000 IA-8 0.00 0.00 17,340,440. 00077BBD4 0.000000000 0.000000000 667.951422290 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 5,210,980 00077BBF9 0.000000000 0.000000000 182.841404912 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 13,324,660. 00077BBK8 0.000000000 0.000000000 263.701127763 IA-X 0.00 0.00 4,067,345 00077BBL6 0.000000000 0.000000000 318.151081675 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 53,766.63 0.00 0.074136364 00077BBV4 0.626606859 0.000000000 0.069615977 IA-2 0.00 0.00 0.064000000 00077BAX1 0.000000000 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 44,802.93 0.00 0.064000000 00077BAZ6 2.538260788 0.000000000 0.064 IA-5 0.00 0.00 0.070000000 00077BBA0 0.000000000 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 0.00 0.00 0.064000000 00077BBC6 0.000000000 0.000000000 0.064 IA-8 102,562.22 0.00 0.064000000 00077BBD4 3.950682863 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 32,826.54 0.00 0.0675 00077BBF9 1.151808421 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 80,566.16 0.00 0.0675 00077BBK8 1.594441130 0.000000000 0.0675 IA-X 24,170.15 0.00 0.0675 00077BBL6 1.890608817 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 14,935,386.82 386,707.96 00077BBN2 1000.000000000 397.264402576 10.285994501 IIA-X 1,507,139.00 398,5 0.00 00077BBP7 1000.000000000 264.432238717 0.000000000 IIA-P 352,210.00 221,922.90 1,400.24 00077BBQ5 1000.000000000 630.086879986 3.975582749 M 8,829,808.00 8,309,374.27 13,005.34 00077BBR3 1000.000000000 941.059451123 1.472890464 B-1 4,215,000.00 3,966,565.60 6,208.24 00077BBS1 1000.000000000 941.059454330 1.472892052 B-2 1,989,733.00 1,872,457.06 2,930.66 00077BBT9 1000.000000000 941.059458731 1.472891086 B-3 2,147,792.00 2,021,199.96 3,163.46 00077BBW2 1000.000000000 941.059450822 1.472889367 B-4 954,574.00 898,310.90 1,405.98 00077BBX0 1000.000000000 941.059467365 1.472887382 B-5 954,573.94 898,310.83 1,405.98 00077BBY8 1000.000000000 941.059453184 1.472887475 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 14,548,678.86 00077BBN2 0.000000000 0.000000000 386.9784081 IIA-X 0.00 0.00 365,554.02 00077BBP7 0.000000000 0.000000000 242.5483097 IIA-P 0.00 0.00 220,522.66 00077BBQ5 0.000000000 0.000000000 626.1112972 M 0.00 0.00 8,296,368.93 00077BBR3 0.000000000 0.000000000 939.5865607 B-1 0.00 0.00 3,960,357.36 00077BBS1 0.000000000 0.000000000 939.5865623 B-2 0.00 0.00 1,869,526.40 00077BBT9 0.000000000 0.000000000 939.5865676 B-3 0.00 0.00 2,018,036.50 00077BBW2 0.000000000 0.000000000 939.5865615 B-4 0.00 0.00 896,904.92 00077BBX0 0.000000000 0.000000000 939.58658 B-5 0.00 0.00 896,904.85 00077BBY8 0.000000000 0.000000000 939.5865657 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 80,900.01 0.00 6.500000000% 00077BBN2 2.151848796 0.000000000 6.500000000% IIA-X 2,158.74 0.00 6.500000000% 00077BBP7 1.432343002 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 46,615.33 0.00 6.731962930% 00077BBR3 5.279314114 0.000000000 6.961597660% B-1 22,252.31 0.00 6.731962930% 00077BBS1 5.279314353 0.000000000 6.961597660% B-2 10,504.43 0.00 6.731962930% 00077BBT9 5.279316371 0.000000000 6.961597660% B-3 11,338.87 0.00 6.731962930% 00077BBW2 5.279314757 0.000000000 6.961597660% B-4 5,039.50 0.00 6.731962930% 00077BBX0 5.279318314 0.000000000 6.961597660% B-5 5,039.50 0.00 6.731962930% 00077BBY8 5.279318646 0.000000000 6.961597660% R (Component R- 10.71 0.00 6.750000000% 9ABSB500 107.10 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 206,371,028.37 7,220,100.26 None 1000.000000000 432.383549077 15.127378100 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 199,150,928.11 None 0.000000000 0.000000000 417.256170977 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,198,498.67 0.00 6.968993720% None 2.51106520 0.00000000 6.961597660% R (Component R- 10.71 0.00 9ABSB500 0.00002244 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 398,682. 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 44,802. 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 102,562. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 32,826. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 80,566. 0.00 0.00 0.00 IA-X 24,170. 0.00 0.00 0.00 IIA-1 80,900. 0.00 0.00 0.00 IIA-X 2,158 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 46,615. 0.00 0.00 0.00 B-1 22,252. 0.00 0.00 0.00 B-2 10,504. 0.00 0.00 0.00 B-3 11,338. 0.00 0.00 0.00 B-4 5,039 0.00 0.00 0.00 B-5 5,039 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1198509.39 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 398,682.83 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 44,802.93 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 102,562.22 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 32,826.54 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 80,566.16 IA-X 0.00 0.00 24,170.15 IIA-1 0.00 0.00 80,900.01 IIA-X 0.00 0.00 2,158.74 IIA-P 0.00 0.00 0.00 M 0.00 0.00 46,615.33 B-1 0.00 0.00 22,252.31 B-2 0.00 0.00 10,504.43 B-3 0.00 0.00 11,338.87 B-4 0.00 0.00 5,039.50 B-5 0.00 0.00 5,039.50 R (Compone 0.00 0.00 10.71 Total 0.00 0.00 1,198,509.39 Advances Prior Outstanding Principal Interest Servicer 47346.41 246809.99 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 47346.41 246809.99 Current Period Principal Interest Servicer 19,037.18 82,186.12 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 19,037.18 82,186.12 Recovered Principal Interest Servicer 27,319.40 136,512.05 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 27,319.40 136,512.05 Outstanding Principal Interest Servicer 39,064.19 192,484.06 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 39,064.19 192,484.06 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 07/25/02 4 911,193 0 0 0.59% 0.46% 0.00% 0.00% 06/25/02 0 0 1 356,756 0.00% 0.00% 0.14% 0.17% 05/28/02 1 357,158 0 0 0.14% 0.17% 0.00% 0.00% 04/25/02 3 830,913 2 482,926 0.40% 0.37% 0.27% 0.22% 03/25/02 4 1,086,439 0 0 0.52% 0.47% 0.00% 0.00% 02/25/02 5 1,474,188 0 0 0.62% 0.61% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.35% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.10% 0.08% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.10% 0.18% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 07/25/02 1.00 356,351 2 469,321 0.15% 0.18% 0.30% 0.24% 06/25/02 1.00 234,492 4 1,082,265 0.14% 0.11% 0.57% 0.52% 05/28/02 2.00 480,974 4 1,084,277 0.28% 0.22% 0.55% 0.51% 04/25/02 0.00 0 3 869,887 0.00% 0.00% 0.40% 0.39% 03/25/02 1.00 401,891 2 468,951 0.13% 0.17% 0.26% 0.20% 02/25/02 2.00 637,810 2 469,478 0.25% 0.27% 0.25% 0.20% 01/25/02 3.00 858,362 2 470,001 0.35% 0.34% 0.24% 0.19% 12/26/01 1.00 403,150 3 706,511 0.11% 0.15% 0.33% 0.26% 11/26/01 2.00 640,728 2 470,108 0.21% 0.22% 0.21% 0.16% 10/25/01 2.00 641,393 2 470,612 0.20% 0.22% 0.20% 0.16% 09/25/01 2.00 642,054 1 234,393 0.20% 0.21% 0.10% 0.08% 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% DistributiREO Modifications Date # Balance # Balance 07/25/02 1 257,975 0 0 0.15% 0.13% 0.00% 0.00% 06/25/02 1 258,255 0 0 0.14% 0.13% 0.00% 0.00% 05/28/02 1 258,533 0 0 0.14% 0.12% 0.00% 0.00% 04/25/02 2 573,645 0 0 0.27% 0.26% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.26% 0.25% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.25% 0.24% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.22% 0.21% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.21% 0.20% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.20% 0.20% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.20% 0.19% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 07/25/02 22 6,601,180 7.2315% 6.9690% 3.25%0.033146314 06/25/02 24 6,883,317 7.2367% 6.9742% 3.43%0.033353787 05/28/02 28 8,380,833 7.2426% 6.9801% 3.87%0.039203253 04/25/02 25 7,217,493 7.2462% 6.9837% 3.33%0.032399431 03/25/02 34 9,000,188 7.2505% 6.9880% 4.38%0.039044544 02/25/02 37 10,958,806 7.2577% 6.9952% 4.57%0.045616092 01/25/02 62 18,844,705 7.2679% 7.0054% 7.32%0.074726271 12/26/01 56 16,132,420 7.2747% 7.0122% 6.16%0.059368353 11/26/01 23 6,120,023 7.2775% 7.0150% 2.38%0.021215172 10/25/01 19 6,066,979 7.2797% 7.0172% 1.92%0.020550372 09/25/01 28 8,590,188 7.2798% 7.0173% 2.78%0.028430222 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 07/25/02 3 722,850 0 0 0.47% 0.38% 0.00% 0.00% 06/25/02 0 0 1 356,756 0.00% 0.00% 0.15% 0.18% 05/28/02 1 357,158 0 0 0.15% 0.17% 0.00% 0.00% 04/25/02 2 639,421 1 234,997 0.28% 0.30% 0.14% 0.11% 03/25/02 3 836,820 0 0 0.41% 0.38% 0.00% 0.00% 02/25/02 4 1,280,627 0 0 0.52% 0.55% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.36% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.11% 0.09% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.11% 0.19% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 07/25/02 1 356,351 2 469,321 0.16% 0.19% 0.31% 0.25% 06/25/02 1 234,492 4 1,082,265 0.15% 0.12% 0.61% 0.55% 05/28/02 1 234,745 4 1,084,277 0.15% 0.11% 0.59% 0.53% 04/25/02 0 0 3 869,887 0.00% 0.00% 0.43% 0.41% 03/25/02 1 401,891 2 468,951 0.14% 0.18% 0.27% 0.21% 02/25/02 2 637,810 2 469,478 0.26% 0.28% 0.26% 0.20% 01/25/02 3 858,362 2 470,001 0.36% 0.34% 0.24% 0.19% 12/26/01 1 403,150 3 706,511 0.11% 0.15% 0.34% 0.27% 11/26/01 2 640,728 2 470,108 0.22% 0.23% 0.22% 0.17% 10/25/01 2 641,393 2 470,612 0.22% 0.23% 0.22% 0.17% 09/25/01 2 642,054 1 234,393 0.21% 0.22% 0.11% 0.08% 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% DistributiREO Modifications Date # Balance # Balance 07/25/02 1 257,975 0 0 0.16% 0.14% 0.00% 0.00% 06/25/02 1 258,255 0 0 0.15% 0.13% 0.00% 0.00% 05/28/02 1 258,533 0 0 0.15% 0.13% 0.00% 0.00% 04/25/02 2 573,645 0 0 0.28% 0.27% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.27% 0.26% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.26% 0.25% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.23% 0.22% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.22% 0.21% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.22% 0.21% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.21% 0.20% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 07/25/02 21 6,335,321 7.2661% 7.0036% 3.30% 3.34% 06/25/02 21 5,976,119 7.2717% 7.0092% 3.20% 3.04% 05/28/02 24 7,422,020 7.2773% 7.0148% 3.52% 3.63% 04/25/02 24 7,017,777 7.2801% 7.0176% 3.40% 3.32% 03/25/02 30 8,160,805 7.2849% 7.0224% 4.08% 3.70% 02/25/02 36 10,753,787 7.2918% 7.0293% 4.67% 4.64% 01/25/02 58 17,900,467 7.3016% 7.0391% 7.00% 7.15% 12/26/01 54 15,661,894 7.3079% 7.0454% 6.12% 5.88% 11/26/01 22 5,911,059 7.3103% 7.0478% 2.43% 2.17% 10/25/01 18 5,866,725 7.3124% 7.0499% 1.95% 2.10% 09/25/01 25 7,903,126 7.3122% 7.0497% 2.63% 2.75% 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 07/25/02 1 188,344 0 0 1.59% 1.15% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/02 1 191,492 1 247,929 1.41% 1.01% 1.41% 1.31% 03/25/02 1 249,618 0 0 1.33% 1.26% 0.00% 0.00% 02/25/02 1 193,561 0 0 1.32% 0.95% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 07/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 1 246,229 0 0 1.43% 1.33% 0.00% 0.00% 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 07/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 07/25/02 1 265,860 6.8323% 6.5698% 1.59% 1.62% 0.00% 0.00% 06/25/02 3 907,198 6.8442% 6.5817% 4.55% 5.20% 0.00% 0.00% 05/28/02 4 958,813 6.8620% 6.5995% 5.71% 5.16% 0.00% 0.00% 04/25/02 1 199,717 6.8659% 6.6034% 1.41% 1.06% 0.00% 0.00% 03/25/02 4 839,383 6.8680% 6.6055% 5.33% 4.23% 0.00% 0.00% 02/25/02 1 205,018 6.8682% 6.6057% 1.32% 1.01% 0.00% 0.00% 01/25/02 4 944,238 6.8727% 6.6102% 5.00% 4.42% 0.00% 0.00% 12/26/01 2 470,526 6.8729% 6.6104% 2.44% 2.14% 0.00% 0.00% 11/26/01 1 208,965 6.8764% 6.6139% 1.20% 0.94% 0.00% 0.00% 10/25/01 1 200,254 6.8765% 6.6140% 1.19% 0.88% 0.00% 0.00% 09/25/01 3 687,062 6.8829% 6.6204% 3.45% 2.92% 0.00% 0.00% 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00% 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00%